UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2011

Broadview Networks Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	333-142946	11-3310798
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Westchester Avenue, Rye Brook, NY	10573
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 922-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 21, 2011, Broadview Networks Holdings, Inc. (the “Company”) issued a press release announcing that it has terminated its previously announced cash tender offer (the “Tender Offer”) for any and all of its $300,000,000 outstanding aggregate principal amount of 11 3/8% Senior Secured Notes due 2012, in accordance with the Company’s Offer to Purchase and Consent Solicitation Statement dated June 7, 2011. The Company terminated the Tender Offer following a review of market conditions. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is being filed with this Current Report on Form 8-K:

99.1 Press Release dated June 21, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2011

BROADVIEW NETWORKS HOLDINGS, INC.

By: /s/ Corey Rinker
Name: Corey Rinker
Title: Chief Financial Officer, Treasurer and
Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated June 21, 2011.